State of Florida
                               [GRAPHIC OMITTED]
                              Department of State


I certify the attached is a true and correct copy of the Articles of Incorporation of AUTOMAX USA, INC., a Florida corporation, filed on January 13, 1997, as shown by the records of this office.

The document number of this corporation is P97000004971.

                                              Given under my hand and the
                                            Great Seal of the State of Florida,
                                           at Tallahassee, the Capitol, this the
                                             Seventeenth day of January, 1997


                                                    /s/ Sandra B. Mortham
[SEAL OF THE STATE OF FLORIDA]
                                                        Sandra B. Mortham
                                                       Secretary of State

                           ARTICLES OF INCORPORATION

                                       OF

                               AUTOMAX USA, INC.

The undersigned incorporator(s), for the purpose of forming a corporation under the Florida Business Corporation Act, hereby adopt(s) the following Articles of Incorporation.

                                 ARTICLE I NAME

The name if the corporation shall be:

                               AUTOMAX USA, INC.

                           ARTICLE II PRINCIPAL OFFICE

The principal place of business and mailing address of this corporation shall be:

                            7101 Lion Head Lance
                            Boca Raton, Florida 33496

                               ARTICLE III SHARES

The name of shares of stock that this corporation is authorized to have outstanding at any one time is:

            1,000

             ARTICLE IV INITIAL REGISTERED AGENT AND STREET ADDRESS

The name and address of the initial registered agent is:

                              Michael Parkoff
                              7101 Lion Head Lane
                              Boca Raton, Florida 33496

                            ARTICLE V INCORPORATOR(S)

The name(s) and street address(es) of the incorporator(s) to these Articles of Incorporation is(are):

      GARY OREMAN
      17549 SCARSDALE WAY
      BOCA RATON, FL 33496

      ANDREA PARKOFF
      7101 LION HEAD LANE
      BOCA RATON, FL 33496

The undersigned incorporator(s) has(have) executed these Articles of Incorporation this 3 day of JUNE, 1997.


                                              /s/ Andrea Parkoff
                                            ------------------------------------
                                                         Signature

                                              /s/ Gary Oreman
                                            ------------------------------------
                                                         Signature


                                            ------------------------------------
                                                         Signature

                           Articles of Incorporation
                                Filing Fee - $35

                       Consent in Lieu of Special Meeting
                          of the Board of Directors of
                                AutoMax USA, Inc.

In lieu of a, special meeting of the board of directors of AutoMax USA, Inc., the undersigned, constituting all the directors of the corporation, unanimously consent as follows:

RESOLVED: That the Shareholders of the Corporation are selling all the issued and outstanding shares of the Corporation to Kenwick Industries, Inc., f/k/a Kenwick, Inc.

FURTHER RESOLVED: That the Corporation execute any and all documents and instruments required in order to consummate the said transaction, including, but not limited to, contracts, amendments, non-competition agreements, promissory notes, security agreements, lien documents, UCC-1 financing statements, affidavits, indemnities, closing statements and hold harmless agreements as may be required, and further that the Corporation perform any and an obligations and exercise any and all rights created under or by virtue of said documents and instruments.

FURTHER RESOLVED: That the following individual is hereby authorized to execute on behalf of the Corporation all documents and instruments to sell, vend, close, finance and otherwise consummate the transaction, including but not limited to Bills of Sale, Closing Statements, Compliance Agreements and Security Agreements, and any and all similar documentation: Andrea Parkoff.

DATED at West Palm Beach, Florida, this August 1, 1998.

AutoMax USA, Inc.


By: /s/ Andrea Parkoff
   -----------------------------
Andrea Parkoff, Sole Director

I, being the only Shareholder of AutoMax USA, Inc. hereby acquiesce to the above resolutions in full this August 1, 1998.


/s/ Andrea Parkoff
--------------------------------
Andrea Parkoff, Sole Shareholder

                       Consent in Lieu of Special Meeting
                          of the Board of Directors of
                                AutoMax USA, Inc.

In lieu of a, special meeting of the board of directors of AutoMax USA, Inc., the undersigned, constituting all the directors of the corporation, unanimously consent as follows:

RESOLVED: That in order to expedite the business matters of the corporation, the directors find it necessary to give authority to Andrea Parkoff to bind the corporation as its agent. Andrea Parkoff is hereby given full power and authority to bind the corporation as if she were the President of the corporation.

FURTHER RESOLVED: That the corporation hereby ratifies each and every previous act taken by Andrea Parkoff in the name of the corporation, as if authorized by the corporation.

DATED at West Palm Beach, Florida, this January 31, 1997.

AutoMax USA, Inc.


By: /s/ Andrea Parkoff
   -----------------------------
Andrea Parkoff, Sole Director

I, being the only Shareholder of AutoMax USA, Inc. hereby acquiesce to the above resolution in full this January 31, 1997.


/s/ Andrea Parkoff
--------------------------------
Andrea Parkoff, Sole Shareholder

                           CERTIFICATE OF RESIGNATION
                       REGISTERED AGENT/REGISTERED OFFICE

Pursuant to the provisions of sections 607.0501 or 617.0501, Florida Statutes the undersigned corporation, organized under the laws of the State of Florida submits the following statement in designating the registered office/registered agent, in the State of Florida.

1. The name of the corporation is: AUTOMAX USA, INC.
                                   ---------------------------------------------

--------------------------------------------------------------------------------

2. The name and address of the registered agent and office is:

      MICHAEL PARKOFF
--------------------------------------------------------------------------------
                                     (NAME)

      7101 Lion Head Lane
--------------------------------------------------------------------------------
                           (P.O. BOX NOT ACCEPTABLE)

      BOCA RATON FLORIDA 33496
--------------------------------------------------------------------------------
                                (CITY/STATE/ZIP)

HAVING BEEN NAMED AS REGISTERED AGENT AND TO ACCEPT SERVICE OF PROCESS FOR THE ABOVE STATED CORPORATION AT THE PLACE DESIGNATED IN THIS CERTIFICATE, I HEREBY ACCEPT THE APPOINTMENT AS REGISTERED AGENT AND AGREE TO ACT IN THIS CAPACITY. I FURTHER AGREE TO COMPLY WITH THE PROVISIONS OF ALL STATUTES RELATING TO THE PROPER AND COMPLETE PERFORMANCE OF MY DUTIES. AND I AM FAMILIAR WITH AND ACCEPT THE OBLIGATIONS OF MY POSITION AS REGISTERED AGENT.


                                      SIGNATURE /s/ [ILLEGIBLE]
                                                --------------------------------
                                      DATE            1/10/97
                                          --------------------------------------

                           ARTICLE V INCORPORATOR(S)

The name(s) and street address(es) of the incorporator(s) to these Articles of Incorporation is(are):

Gary Oreman
17549 Scarsdale Way
Boca Raton, Florida 33496

Andrea Parkoff
7101 Lion Head Lane
Boca Raton, Florida 33496

The undersigned incorporator(s) has(have) executed these Articles of Incorporation this 10th day of January, 1997.


                                              /s/ Gary Oreman
                                            ------------------------------------
                                                         Signature

                                              /s/ Andrea Parkoff
                                            ------------------------------------
                                                         Signature


                                            ------------------------------------
                                                         Signature

                           Articles of Incorporation
                                Filing Fee - $35

       Consent in Lieu of 1/20/98 Special Meeting of the Shareholders of
                               AutoMax USA, Inc.

In lieu of a Special Meeting of the Shareholders of AutoMax USA, Inc., Andrea Parkoff, the sole shareholder of the corporation, hereby consents to the following:

1. The resignations of Gary Oreman and Fred Shapiro, copies of which are attached hereto, relinquished any and all directorships, officerships and other positions with the Corporation, are [ILLEGIBLE] effective immediately.

2. Andrea Parkoff elected the sole director of the Corporation, to sit until her successor is duly elected and qualified.

There was no [ILLEGIBLE] business this January 20, 1998.


/s/ Andrea Parkoff
--------------------------------
Andrea Parkoff, Sole Shareholder

                           Resignation of Gary Oreman

I hereby resign all my directorships, officerships and other positions with AutoMax USA, Inc. effective immediately this January 20, 1998.


/s/ Gary Oreman
--------------------------------
Gary Oreman

                          Resignation of Fred Shapiro

I hereby resign all my directorships, officerships and other positions with AutoMax USA, Inc. effective immediately this January 20, 1998.


/s/ Fred Shapiro
--------------------------------
Fred Shapiro